NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
POWERS OF ATTORNEY FOR A LIMITED PURPOSE
KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Matthew Williams, Michael K. McDonnell, Charles A. Whites, Jr., and Matthew D. Wion as her true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for her in her name, place and stead, to sign any and all registration statements or other filings made with the Securities and Exchange Commission or any state regulatory agency or authority applicable to New York Life Insurance and Annuity Corporation Variable Annuity Separate Account – III (File Numbers 333-80535, 033-87382, 333-30706, 333-156018, 333-172046, 333-219399, 333-228039, 333-239752 and 333-257891) and any amendments or supplements thereto, and withdrawals thereof, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission or any state regulatory agency or authority granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as she might or could do in person in her capacity as a Director or officer of New York Life Insurance and Annuity Corporation, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
/s/ Elizabeth K. Brill Elizabeth K. Brill
April 11, 2024

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
POWERS OF ATTORNEY FOR A LIMITED PURPOSE
KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Matthew Williams, Michael K. McDonnell, Charles A. Whites, Jr., and Matthew D. Wion as his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all registration statements or other filings made with the Securities and Exchange Commission or any state regulatory agency or authority applicable to New York Life Insurance and Annuity Corporation Variable Annuity Separate Account – III (File Numbers 333-80535, 033-87382, 333-30706, 333-156018, 333-172046, 333-219399, 333-228039, 333-239752 and 333-257891) and any amendments or supplements thereto, and withdrawals thereof, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission or any state regulatory agency or authority granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person in his capacity as a Director or officer of New York Life Insurance and Annuity Corporation, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
/s/ Alexander I. M. Cook Alexander I. M. Cook
April 11, 2024

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
POWERS OF ATTORNEY FOR A LIMITED PURPOSE
KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Matthew Williams, Michael K. McDonnell, Charles A. Whites, Jr., and Matthew D. Wion as his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all registration statements or other filings made with the Securities and Exchange Commission or any state regulatory agency or authority applicable to New York Life Insurance and Annuity Corporation Variable Annuity Separate Account – III (File Numbers 333-80535, 033-87382, 333-30706, 333-156018, 333-172046, 333-219399, 333-228039, 333-239752 and 333-257891) and any amendments or supplements thereto, and withdrawals thereof, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission or any state regulatory agency or authority granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person in his capacity as a Director or officer of New York Life Insurance and Annuity Corporation, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
/s/ Craig L. DeSanto Craig L. DeSanto
April 11, 2024

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
POWERS OF ATTORNEY FOR A LIMITED PURPOSE
KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Matthew Williams, Michael K. McDonnell, Charles A. Whites, Jr., and Matthew D. Wion as his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all registration statements or other filings made with the Securities and Exchange Commission or any state regulatory agency or authority applicable to New York Life Insurance and Annuity Corporation Variable Annuity Separate Account – III (File Numbers 333-80535, 033-87382, 333-30706, 333-156018, 333-172046, 333-219399, 333-228039, 333-239752 and 333-257891) and any amendments or supplements thereto, and withdrawals thereof, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission or any state regulatory agency or authority granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person in his capacity as a Director or officer of New York Life Insurance and Annuity Corporation, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
/s/ Eric A. Feldstein Eric A. Feldstein
April 11, 2024

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
POWERS OF ATTORNEY FOR A LIMITED PURPOSE
KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Matthew Williams, Michael K. McDonnell, Charles A. Whites, Jr., and Matthew D. Wion as his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all registration statements or other filings made with the Securities and Exchange Commission or any state regulatory agency or authority applicable to New York Life Insurance and Annuity Corporation Variable Annuity Separate Account – III (File Numbers 333-80535, 033-87382, 333-30706, 333-156018, 333-172046, 333-219399, 333-228039, 333-239752 and 333-257891) and any amendments or supplements thereto, and withdrawals thereof, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission or any state regulatory agency or authority granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person in his capacity as a Director or officer of New York Life Insurance and Annuity Corporation, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
/s/ Robert M. Gardner Robert M. Gardner
April 11, 2024

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
POWERS OF ATTORNEY FOR A LIMITED PURPOSE
KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Matthew Williams, Michael K. McDonnell, Charles A. Whites, Jr., and Matthew D. Wion as his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all registration statements or other filings made with the Securities and Exchange Commission or any state regulatory agency or authority applicable to New York Life Insurance and Annuity Corporation Variable Annuity Separate Account – III (File Numbers 333-80535, 033-87382, 333-30706, 333-156018, 333-172046, 333-219399, 333-228039, 333-239752 and 333-257891) and any amendments or supplements thereto, and withdrawals thereof, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission or any state regulatory agency or authority granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person in his capacity as a Director or officer of New York Life Insurance and Annuity Corporation, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
/s/ Francis M. Harte Francis M. Harte
April 11, 2024

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
POWERS OF ATTORNEY FOR A LIMITED PURPOSE
KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Matthew Williams, Michael K. McDonnell, Charles A. Whites, Jr., and Matthew D. Wion as his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all registration statements or other filings made with the Securities and Exchange Commission or any state regulatory agency or authority applicable to New York Life Insurance and Annuity Corporation Variable Annuity Separate Account – III (File Numbers 333-80535, 033-87382, 333-30706, 333-156018, 333-172046, 333-219399, 333-228039, 333-239752 and 333-257891) and any amendments or supplements thereto, and withdrawals thereof, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission or any state regulatory agency or authority granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person in his capacity as a Director or officer of New York Life Insurance and Annuity Corporation, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
/s/ Thomas A. Hendry Thomas A. Hendry
April 11, 2024

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
POWERS OF ATTORNEY FOR A LIMITED PURPOSE
KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Matthew Williams, Michael K. McDonnell, Charles A. Whites, Jr., and Matthew D. Wion as her true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for her in her name, place and stead, to sign any and all registration statements or other filings made with the Securities and Exchange Commission or any state regulatory agency or authority applicable to New York Life Insurance and Annuity Corporation Variable Annuity Separate Account – III (File Numbers 333-80535, 033-87382, 333-30706, 333-156018, 333-172046, 333-219399, 333-228039, 333-239752 and 333-257891) and any amendments or supplements thereto, and withdrawals thereof, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission or any state regulatory agency or authority granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as she might or could do in person in her capacity as a Director or officer of New York Life Insurance and Annuity Corporation, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
/s/ Jodi Kravitz Jodi Kravitz
April 11, 2024

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
POWERS OF ATTORNEY FOR A LIMITED PURPOSE
KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Matthew Williams, Michael K. McDonnell, Charles A. Whites, Jr., and Matthew D. Wion as his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all registration statements or other filings made with the Securities and Exchange Commission or any state regulatory agency or authority applicable to New York Life Insurance and Annuity Corporation Variable Annuity Separate Account – III (File Numbers 333-80535, 033-87382, 333-30706, 333-156018, 333-172046, 333-219399, 333-228039, 333-239752 and 333-257891) and any amendments or supplements thereto, and withdrawals thereof, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission or any state regulatory agency or authority granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person in his capacity as a Director or officer of New York Life Insurance and Annuity Corporation, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
/s/ Mark J. Madgett Mark J. Madgett
April 11, 2024

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
POWERS OF ATTORNEY FOR A LIMITED PURPOSE
KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Matthew Williams, Michael K. McDonnell, Charles A. Whites, Jr., and Matthew D. Wion as his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all registration statements or other filings made with the Securities and Exchange Commission or any state regulatory agency or authority applicable to New York Life Insurance and Annuity Corporation Variable Annuity Separate Account – III (File Numbers 333-80535, 033-87382, 333-30706, 333-156018, 333-172046, 333-219399, 333-228039, 333-239752 and 333-257891) and any amendments or supplements thereto, and withdrawals thereof, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission or any state regulatory agency or authority granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person in his capacity as a Director or officer of New York Life Insurance and Annuity Corporation, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
/s/ Anthony R. Malloy Anthony R. Malloy
April 11, 2024

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
POWERS OF ATTORNEY FOR A LIMITED PURPOSE
KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Matthew Williams, Michael K. McDonnell, Charles A. Whites, Jr., and Matthew D. Wion as her true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for her in her name, place and stead, to sign any and all registration statements or other filings made with the Securities and Exchange Commission or any state regulatory agency or authority applicable to New York Life Insurance and Annuity Corporation Variable Annuity Separate Account – III (File Numbers 333-80535, 033-87382, 333-30706, 333-156018, 333-172046, 333-219399, 333-228039, 333-239752 and 333-257891) and any amendments or supplements thereto, and withdrawals thereof, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission or any state regulatory agency or authority granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as she might or could do in person in her capacity as a Director or officer of New York Life Insurance and Annuity Corporation, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
/s/ Amy Miller Amy Miller
April 11, 2024

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
POWERS OF ATTORNEY FOR A LIMITED PURPOSE
KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Matthew Williams, Michael K. McDonnell, and Charles A. Whites, Jr. as his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all registration statements or other filings made with the Securities and Exchange Commission or any state regulatory agency or authority applicable to New York Life Insurance and Annuity Corporation Variable Annuity Separate Account – III (File Numbers 333-80535, 033-87382, 333-30706, 333-156018, 333-172046, 333-219399, 333-228039, 333-239752 and 333-257891) and any amendments or supplements thereto, and withdrawals thereof, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission or any state regulatory agency or authority granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person in his capacity as a Director or officer of New York Life Insurance and Annuity Corporation, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
/s/ Matthew D. Wion Matthew D. Wion
April 11, 2024